EXHIBIT 10.15

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IN ACCORDANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THAT ACT.

WARRANT TO PURCHASE

3,324,696 SHARES OF COMMON STOCK OF

FRONT PORCH DIGITAL, INC.

No. D1

This certifies that EQUITY PIER, LLC or any party to whom this Warrant is assigned in accordance with its terms is entitled to subscribe for and purchase Three Million Three Hundred Twenty-Four Thousand Six Hundred Ninety-Six (3,324,696) shares of the Common Stock of Front Porch Digital Inc., a Nevada corporation, on the terms and conditions of this Warrant.

1. Definitions. As used in this Warrant, the term:

1.1 "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated to be closed by law or by executive order.

1.2 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

1.3 "Common Stock" shall mean the Common Stock, par value $.001 per share, of the Corporation, or, in the case of a conversion, reclassification or exchange of such shares of such Common Stock, shares of the stock into or for which such shares of Common Stock shall be converted, reclassified or exchanged, and all provisions of Section 9 shall be applied appropriately thereto and to any stock resulting from any subsequent conversion, reclassification or exchange therefor.

1.4 "Corporation" shall mean Front Porch Digital Inc., a Nevada corporation, or its successor.

1.5 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

1.6 "Existing Rights Agreements" shall mean (i) the warrant agreements dated as of May 2, 2000 of the Company for the purchase of an aggregate of 3,950,000 shares of Common Stock and any warrant agreement executed and delivered by the Company upon the registration or transfer of any warrants evidenced by such warrant agreements, (ii) the Registration Rights Agreement dated as of October 10, 2000 between the Company and Storage Technology Corporation and (iii) the Registration Rights Agreement dated as of October 10, 2000 between the Company and Equity Pier LLC, as amended.

1.7 "Expiration Date" shall mean February 28, 2006.

1.8 "Form S-3" shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Corporation with the Commission.

"Holder" shall mean any holder of Registrable Securities; provided, however, that any Person who acquires any of the Registrable Securities in a distribution pursuant to a registration statement filed by the Corporation under the Securities Act or pursuant to a public sale under Rule 144 under the Securities Act or any similar or successor rule shall not be considered a Holder.

1.10 "Initial Public Offering" shall mean the first time at which an offering, whether primary or secondary, of Common Stock or options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock, is registered pursuant to an effective registration statement (other than a registration statement on Form S-4 or Form S-8 or any successor forms thereto) filed by the Corporation under the Securities Act. An Initial Public Offering will be deemed to be consummated on the date such registration is declared effective by the Commission.

1.11 "Person" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

1.12 "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement with the Commission in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

1.13 "Registrable Securities" shall mean the shares of Common Stock that are issuable or issued upon the exercise of this Warrant; provided, however, that such shares shall only be treated as Registrable Securities hereunder if and so long as they have not been sold in a registered public offering or have not been sold to the public pursuant to Rule 144 under the Securities Act or any similar or successor rule.

1.14 "Registration Expenses" shall mean all expenses incurred by the Corporation in compliance herewith, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Corporation, and, in connection with a registration pursuant to Section 9.1 hereof, the reasonable fees and expenses (subject to documentation thereof) of one counsel for all Holders and Other Stockholders (as defined in Section 9.1.3) that offer securities being sold pursuant to the Existing Rights Agreement, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Corporation, which shall be paid in any event by the Corporation).

1.15 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

1.16 "Selling Expenses" shall mean all underwriting discounts and commissions applicable to the sale of Registrable Securities.

1.17 "Warrant" shall mean this Warrant and any warrants delivered in substitution or exchange for this Warrant in accordance with the provisions of this Warrant.

1.18 "Warrant Price" shall mean $2.00 per share of Common Stock, as such amount may be adjusted pursuant to Section 4 hereof.

2. Exercise of Warrant. At any time on or after March 1, 2002 and before the Expiration Date, the Holder may exercise the purchase rights represented by this Warrant, in whole or in part, by surrendering this Warrant (with a duly executed subscription in the form attached) at the Corporation’s principal corporate office (located on the date hereof in Boulder, Colorado) and by paying the Corporation, by certified or cashier’s check, the aggregate Warrant Price for the shares of Common Stock being purchased.

2.1 Delivery of Certificates. Within ten (10) days after each exercise of the purchase rights represented by this Warrant, the Corporation shall deliver a certificate for the shares of Common Stock so purchased to the Holder and, unless this Warrant has been fully exercised or expired, a new Warrant representing the balance of the shares of Common Stock subject to this Warrant.

2.2 Effect of Exercise. The Person entitled to receive the shares of Common Stock issuable upon any exercise of the purchase rights represented by this Warrant shall be treated for all purposes as the holder of such shares of record as of the close of business on the date of exercise.

2.3 Issue Taxes. The Corporation shall pay all issue and other taxes that may be payable in respect of any issue or delivery to the Holder of shares of Common Stock upon exercise of this Warrant.

3. Stock Fully Paid; Reservation of Shares. The Corporation covenants and agrees that all securities that it may issue upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges. The Corporation further covenants and agrees that, during the period within which the Holder may exercise the rights represented by this Warrant, the Corporation shall at all times have authorized and reserved for issuance enough shares of its Common Stock or other securities for the full exercise of the rights represented by this Warrant. The Corporation shall not, by an amendment to its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

4. Adjustments. The Warrant Price and the number of shares of Common Stock that the Corporation must issue upon exercise of this Warrant shall be subject to adjustment in accordance with Sections 4.1 through 4.3.

4.1 Adjustment to Warrant Price for Combinations or Subdivisions of Common Stock. If the Corporation at any time or from time to time after the date hereof (1) declares or pays, without consideration, any dividend on the Common Stock payable in Common Stock; (2) creates any right to acquire Common Stock for no consideration; (3) subdivides the outstanding shares of Common Stock (by stock split, reclassification or otherwise); or (4) combines or consolidates the outstanding shares of Common Stock, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Corporation shall proportionately increase or decrease the Warrant Price, as appropriate.

4.2 Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon exercise of this Warrant changes into shares of any other class or classes of security or into any other property for any reason other than a subdivision or combination of shares provided for in Section 4.1, including without limitation any reorganization, reclassification, merger or consolidation, the Corporation shall take all steps necessary to give the Holder the right, by exercising this Warrant, to purchase the kind and amount of securities or other property receivable upon any such change by the owner of the number of shares of Common Stock subject to this Warrant immediately before the change.

4.3 Spin Offs. If the Corporation spins off any subsidiary by distributing to the Corporation’s shareholders as a dividend or otherwise any stock or other securities of the subsidiary, the Corporation shall reserve until the Expiration Date enough of such shares or other securities for delivery to the Holders upon any exercise of the rights represented by this Warrant to the same extent as if the Holders owned of record all Common Stock or other securities subject to this Warrant on the record date for the distribution of the subsidiary's shares or other securities.

4.4 Certificates as to Adjustments. Upon each adjustment or readjustment required by this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with this Section, cause independent public accountants selected by the Corporation to verify such computation and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

5. Fractional Shares. The Corporation shall not issue any fractional shares in connection with any exercise of this Warrant.

6. Dissolution or Liquidation. If the Corporation dissolves, liquidates or winds up its business before the exercise or expiration of this Warrant, the Holder shall be entitled, upon exercising this Warrant, to receive in lieu of the shares of Common Stock or any other securities receivable upon such exercise, the same kind and amount of assets as would have been issued, distributed or paid to it upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock or other securities, had the Holder been the holder of record on the record date for the determination of those entitled to receive any such liquidating distribution or, if no record is taken, upon the date of such liquidating distribution. If any such dissolution, liquidation or winding up results in a cash distribution or distribution of property which the Corporation's Board of Directors determines in good faith to have a cash value in excess of the Warrant Price provided by this Warrant, then the Holder may, at its option, exercise this Warrant without paying the aggregate Warrant Price and, in such case, the Corporation shall, in making settlement to Holder, deduct from the amount payable to Holder an amount equal to such aggregate Warrant Price.

7. Transfer and Exchange.

7.1 Transfer. Subject to Section 7.3, the Holder may transfer all or part of this Warrant at any time on the books of the Corporation at its principal office upon surrender of this Warrant, properly endorsed. Upon such surrender, the Corporation shall issue and deliver to the transferee a new Warrant or Warrants representing the Warrants so transferred. Upon any partial transfer, the Corporation shall issue and deliver to the Holder a new Warrant or Warrants with respect to the Warrants not so transferred.

7.2 Exchange. The Holder may exchange this Warrant at any time at the principal office of the Corporation for Warrants in such denominations as the Holder may designate in writing. No such exchanges will increase the total number of shares of Common Stock or other securities that are subject to this Warrant.

7.3 Securities Act of 1933. By accepting this Warrant, the Holder agrees that this Warrant and the shares of the Common Stock issuable upon exercise of this Warrant may not be offered or sold except in compliance with the Securities Act, and then only with the recipient's agreement to comply with this Section 7 with respect to any resale or other disposition of such securities. The Corporation may make a notation on its records in order to implement such restriction on transferability.

8. Loss or Mutilation. Upon the Corporation's receipt of reasonably satisfactory evidence of the ownership and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of a reasonably satisfactory indemnity or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Corporation shall execute and deliver a new Warrant to the Holder.

9. Registration Rights.

9.1 Piggy-Back Registration.

9.1.1 Notice of Registration. If, after the earlier of (i) the consummation of an Initial Public Offering, and (ii) August 2, 2002 (such earlier date being hereinafter referred to as the "Demand Date"), the Corporation shall determine to register under the Securities Act any of its equity securities or securities convertible into equity securities either for its own account or the account of a security holder or holders exercising any demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on Form S-4 or S-8 (or any successor forms thereto), the Corporation will:

(a) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Corporation intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

(b) include in such registration (and, any related qualifications under blue sky laws or other compliance except in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder), and in any underwriting involved therein, all the Registrable Securities specified in a written request made by any Holder within thirty (30) days after receipt of the written notice from the Corporation described in clause (a) above, except as set forth in Section 9.1.3 below. Such written request may specify all or a part of a Holder’s Registrable Securities.

9.1.2 Underwriting. If the registration of which the Corporation gives notice is for a registered public offering involving an underwriting, the Corporation shall so advise the Holders as a part of the written notice given pursuant to Section 9.1.1(a). The right of any Holder to registration pursuant to this Section 9.1 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Corporation and any officers, directors or Other Stockholders (as defined below) distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Corporation.

9.1.3 Limitations on Shares to be Included. Notwithstanding any other provision of this Section 9.1, if the representative of the underwriters advises the Corporation in writing that marketing factors require a limitation or elimination on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of or eliminate the Registrable Securities to be included in the registration and underwriting. The Corporation shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated as follows: first, if such underwritten offering shall have been initiated by the Corporation for the sale of securities for its own account, to the Corporation for securities being sold for its own account; second, among all Holders and the holders of the Corporation’s securities that offer securities being sold pursuant to the Existing Rights Agreements, in each case in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities of the Corporation which they had requested pursuant to an Existing Rights Agreement to be included in such registration at the time of filing the registration statement; third, if such underwritten offering shall not have been initiated by the Corporation, to the Corporation for securities being sold for its own account; and thereafter, the number of shares that may be included in the registration statement and underwriting shall be allocated among all officers, directors or other Persons who, by virtue of agreements with the Corporation, are entitled to include their securities in any such registration (the "Other Stockholders"), in each case in proportion, as nearly as practicable, to the respective amounts of other securities of the Corporation (the "Additional Shares") which are held by officers or directors of the Corporation who, by virtue of agreements with the Corporation are entitled to include their securities in any such registration or the Other Stockholders, which they had requested to be included in such registration at the time of filing the registration statement. If any Holder of Registrable Securities or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Corporation and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. The Corporation shall have the right to terminate or withdraw any registration initiated by it under this Section 9.1 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

9.2 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 9.1 of this Warrant shall be borne by the Corporation, except that Selling Expenses shall be borne pro rata by each Holder in accordance with the number of shares of Common Stock sold.

9.3 Registration Procedures.

9.3.1 In the case of each registration effected by the Corporation pursuant to this Warrant, the Corporation will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof and will, at its expense:

(a) use its best efforts to keep such registration effective for a period of 180 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that the Corporation will keep such registration effective for longer than 180 days if the costs and expenses associated with such extended registration are borne by the selling Holders; and provided, further, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall, at the cost and expense of the Corporation, be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided, further, that applicable rules and regulations under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information otherwise required to be included in such post-effective amendment covered by (y) and (z) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(e) List all such Registrable Securities registered in such registration on each securities exchange or automated quotation system on which the Common Stock of the Corporation is then listed;

(f) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(g) Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation’s officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with such registration statement;

(h) Furnish to each selling Holder upon request a signed counterpart, addressed to each such selling Holder, of

(i) an opinion of counsel for the Corporation, dated the effective date of the registration statement in form reasonably acceptable to the Corporation and such counsel, and

(ii) "comfort" letters signed by the Corporation’s independent public accountants who have examined and reported on the Corporation’s financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants,

covering such matters as are customarily covered in opinions of issuer's counsel and accountants’ "comfort" letters delivered to underwriters in underwritten public offerings of securities;

(i) Furnish to each selling Holder upon request a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering; and

(j) Make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

9.3.2 It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Warrant that the Holders proposing to register Registrable Securities shall furnish to the Corporation such information regarding themselves, the Registrable Securities held by them, and their intended method of distribution of such Registrable Securities as the Corporation shall reasonably request and as shall be required in connection with the action to be taken by the Corporation.

9.3.3 In connection with the preparation and filing of each registration statement under this Warrant, the Corporation will give the Holders on whose behalf such Registrable Securities are to be registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to review such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each such Holder such access to the Corporation’s books and records and such opportunities to discuss the business of Corporation with its officers, its counsel and the independent public accountants who have certified Corporation's financial statements, as shall be necessary, in the opinion of such Holders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act.

9.4 Indemnification.

9.4.1 Indemnification by the Corporation. The Corporation will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Warrant, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Corporation of the Securities Act or any rule or regulation thereunder applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each Person controlling such Holder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Corporation will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance upon and based upon written information furnished to the Corporation by such Holder or underwriter and stated to be specifically for use therein.

9.4.2 Indemnification by the Holders. Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Corporation, each of its directors and officers and each underwriter, if any, of the Corporation’s securities covered by such a registration statement, each Person who controls the Corporation (other than such Holder) or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and each of their officers, directors and partners, and each Person controlling such Holder or other stockholder, against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Corporation, each of its directors and officers, each underwriter or control person, each other Holder and each of their officers, directors and partners and each person controlling such Holder or other stockholder for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Corporation by such Holder and stated to be specifically for use therein.

9.4.3 Notices of Claims, Procedures, etc. Each party entitled to indemnification under this Section 9.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at the Indemnified Party’s sole expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 9.4 unless such failure is prejudicial to the ability of Indemnifying Party to defend such claim or action. Notwithstanding the foregoing, such Indemnified Party shall have the right to employ its own counsel in any such litigation, proceeding or other action if (i) the employment of such counsel has been authorized by the Indemnifying Party, in its sole and absolute discretion, or (ii) the named parties in any such claims (including any impleaded parties) include any such Indemnified Party and the Indemnified Party and the Indemnifying Party shall have been advised in writing (in suitable detail) by counsel to the Indemnified Party either (A) that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party, or (B) that there is a conflict of interest by virtue of the Indemnified Party and the Indemnifying Parties having common counsel, in any of which events, the legal fees and expenses of a single counsel for all Indemnified Parties with respect to each such claim, defense thereof, or counterclaims thereto shall be borne by Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall cooperate to the extent reasonably required and furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

9.5 Information by Holder. Each Holder of Registrable Securities shall furnish to the Corporation such information regarding such Holder and the distribution proposed by such Holder as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Warrant.

9.6 Transfer or Assignment of Registration Rights. The rights to cause the Corporation to register securities granted by the Corporation under this Warrant may be transferred or assigned by a Holder to a transferee or assignee of any Registrable Securities, provided that the Corporation is given written notice at or prior to the time of said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes in writing the obligations of a Holder under this Warrant to the Corporation and other Holders in effect at the time of transfer under all effective agreements.

10. Successors. All the covenants and provisions of this Warrant shall bind and inure to the benefit of the Holder and the Corporation and their respective successors and assigns.

11. Notices. All notices and other communications given pursuant to this Warrant shall be in writing and shall be deemed to have been given when personally delivered or when mailed by prepaid registered, certified or express mail, return receipt requested. Notices should be addressed as follows:

(a) If to Holder, then to:

Equity Pier, LLC

3025 47th Street

Boulder, Colorado 80301

(b) If to the Corporation, then to:

Front Porch Digital Inc.

1810 Chapel Avenue West

Suite 130

Cherry Hill, New Jersey 08002

With a copy (which shall not constitute notice) to:

Eric M. Hellige, Esq.

Pryor Cashman Sherman & Flynn LLP

410 Park Avenue

New York, New York 10022

Such addresses for notices may be changed by any party by notice to the other party pursuant to this Section 11.

12. Amendment. This Warrant may be amended only by an instrument in writing signed by the Corporation and the Holder.

13. Construction of Warrant. This Warrant shall be construed as a whole and in accordance with its fair meaning. A reference in this Warrant to any section shall be deemed to include a reference to every section the number of which begins with the number of the section to which reference is made. This Warrant has been negotiated by both parties and its language shall not be construed for or against any party.

14. Law Governing. This Warrant is executed, delivered and to be performed in the State of Nevada and shall be construed and enforced in accordance with and governed by the Nevada law without regard to any conflicts of law or choice of forum provisions.

Dated as of February 28, 2001

FRONT PORCH DIGITAL INC.

By: /s/ Timothy Petry

Name: Timothy Petry

Title: Chief Financial Officer

SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant and agrees to purchase shares of Common Stock of Front Porch Digital Inc., all at the price and on the terms and conditions specified in this Warrant.

Dated:

(Signature of Registered Holder)

(Street Address)

(City) (State) (Zip)

ISSUE OF A NEW WARRANT

(To be executed only upon partial exercise,

exchange, or partial transfer of Warrant)

Please issue Warrants, each representing the right to purchase shares of Common Stock of Front Porch Digital Inc. to the registered holder.

Dated:

(Signature of Registered Holder)

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered Holder of this Warrant sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the Warrant, with respect to the number of shares of Common Stock set forth below (the "Transfer"):

Name of Assignee Address No. of Shares

The undersigned irrevocably constitutes and appoints as the undersigned’s attorney-in-fact, with full power of substitution, to make the transfer on the books of Front Porch Digital Inc.

Dated:

(Signature)